SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                      -----------------------

                            FORM 8-K/A
                        (AMENDMENT NO. 1)

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2012

                 PATRIOT TRANSPORTATION HOLDING, INC.
--------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)



    FLORIDA
0-17554
59-2924957
 ------------            ----------                --------------

(State or other          (Commission              (I.R.S. Employer
jurisdiction              File Number)            Identification No.)
of incorporation)





501 Riverside Avenue, Suite 500                       32202
Jacksonville, Florida


----------------------------------------           ------------
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (904) 396-5733

--------------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 CURRENT REPORT ON FORM 8-K/A

             PATRIOT TRANSPORTATION HOLDING, INC.

                       February 15, 2012


ITEM 8.01	OTHER EVENTS.

Explanatory Note: The following disclosure was initially provided in a Current Report on Form 8-K dated February 15, 2012 and filed with the Securities Exchange Commission February 17, 2012 (the "Original Report"). The purpose of this Current Report on Form 8-K/A is to amend the Original Report which was filed under Item 1.01 to an optional filing under Item 8.01.

	On February 15, 2012, FRP Manassas, LLC, a wholly owned subsidiary of the Company, executed an agreement to sell 15.18 acres of land located in the Patriot Business Center in Manassas, Virginia to the Potomac and Rappahannock Transportation Commission (the "Purchaser") for a purchase price of $4,774,577. The closing of the sale is anticipated to occur during the third quarter of fiscal 2013 and is contingent upon Purchaser's receipt of permits, approvals and federal funding necessary for Purchaser's intended use of the property as a bus operations and maintenance facility.


                            SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  April 17, 2012		By:  /s/ John D. Milton, Jr.

      				----------------------------------------
				John D. Milton, Jr.
				Executive Vice President, and Chief
                                Financial Officer